UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2018

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD

On September 7, 2018, the Registrant posted the attached release (the “Release”) to the investor relations page of the Registrant’s website (www.rafaelholdings.com) announcing that on September 5, 2018, a non-operating subsidiary of Rafael Holdings, Inc. (the “Registrant”), partially exercised the Warrant (the “Warrant”) to purchase Series D Convertible Preferred Stock of Rafael Pharmaceuticals, Inc. (“Rafael Pharmaceuticals”) held by certain subsidiaries of the Registrant. CS Pharma Holdings, LLC (“CS Pharma”), purchased 8.0 million shares of Rafael Pharmaceuticals’ Series D Convertible Preferred Stock for $10 million representing approximately 7.9% of the equity on a fully-diluted basis (excluding the remainder of the Warrant) of Rafael Pharmaceuticals.

Rafael Pharmaceuticals is a clinical stage, oncology-focused pharmaceutical company committed to the development and commercialization of therapies that exploit the metabolic differences between normal cells and cancer cells. The Registrant owns 90% of a non-operating subsidiary, IDT-Rafael Holdings, LLC (“IDT-Rafael Holdings”). Among other assets, IDT-Rafael Holdings holds 50% of CS Pharma. The Warrant is exercisable for up to 56% of the equity of Rafael Pharmaceuticals. The right to exercise the first $10,000,000 worth of the Warrant was held by CS Pharma, and the remainder of the rights in Rafael Pharmaceutical is held directly by IDT-Rafael Holdings.

The proceeds from the partial exercise of the Warrant will be used by Rafael Pharmaceuticals to pay expenses related to its Phase III clinical trials of its CPI-613 flagship compound and other phases of trials and research as well as for general corporate purposes.

A copy of the Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

Item 8.01. Other Events.

The information contained in Item 7.01 above is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
99.1	Release, dated September 7, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

By:	/s/ David Polinsky
Name: David Polinsky
Title: Chief Financial Officer

Dated: September 7, 2018

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EXHIBIT INDEX

Exhibit Number	Document
99.1	Release, dated September 7, 2018

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